Exhibit 32.1

HERITAGE GLOBAL INC.

OFFICER’S CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

The undersigned Ross Dove, duly appointed and incumbent officer of Heritage Global Inc., a Florida corporation (the “Corporation”), in connection with the Corporation’s Quarterly Report on Form 10-Q for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1.
The Report is in full compliance with reporting requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

August 13, 2026

/s/ Ross Dove
Ross Dove
Chief Executive Officer (Principal Executive Officer)